6. RISKS (Details 6) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Risks
Total borrowings	$ 1,947	$ 2,177	$ 1,683	$ 1,269
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(590)	(646)
Net debt	1,357	1,531
Total capital attributable to owners	$ 3,274	$ 2,897
Leverage ratio	41.45%	52.85%